Commission file number: 0-30583


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        August 12, 2003 (April 11, 2003)
     .......................................................................
                Date of Report (Date of earliest event reported)

                               PRACTICEXPERT, INC.
     .......................................................................
             (Exact name of registrant as specified in its charter)

                                     Nevada
                             ......................
                 (State or other jurisdiction of incorporation)

                                   87-0622329
                             ......................
                        (IRS Employer Identification No.)

              4130 Cahuenga Blvd, Suite 215, Toluca Lake, CA 91602
     .......................................................................
               (Address of principal executive offices) (Zip Code)

                                 (818) 655-9945
     .......................................................................
               Registrant's telephone number, including area code


PracticeXpert, Inc., a Nevada corporation, hereby amends paragraphs (a), (b) and
(c) of "Item 7. Financial Statements and Exhibits" of its current report on Form 8-K dated April 21, 2003 and filed with the Securities and Exchange Commission on April 22, 2003, as follows:

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements of Businesses Acquired.

         1. Audited consolidated Financial statements of Practice Xpert Services Corp., a California corporation, and subsidiaries for the fiscal years ended December 31, 2002 and 2001.

         2. Unaudited consolidated financial statements of Practice Xpert Services Corp., a California corporation, and subsidiaries for the periods ended March 31, 2003 and March 31, 2002.

         (b) Pro Forma Financial Information.

         1. Unaudited pro forma statement of operations of Thaon Communications, Inc., a Nevada corporation (including subsidiaries), and Practice Xpert Services Corp., a California corporation (including subsidiaries) for the period ended December 31, 2002.

         2. Unaudited pro forma statement of operations of Thaon Communications, Inc., a Nevada corporation (including subsidiaries), and Practice Xpert Services Corp., a California corporation (including subsidiaries) for the period ended March 31, 2003.

         (c) Exhibits.
             ---------
Exhibit No.                                   Description
------------ -------------------------------------------------------------------
99.1 Audited consolidated Financial statements of Practice Xpert Services Corp., a California corporation, and subsidiaries for the fiscal years ended December 31, 2002 and 2001
99.2 Unaudited consolidated financial statements of Practice Xpert Services Corp., a California corporation, and subsidiaries for the periods ended March 31, 2003 and March 31, 2002
99.3 Unaudited pro forma statement of operations of Thaon Communications, Inc., a Nevada corporation (including subsidiaries), and Practice Xpert Services Corp., a California corporation (including subsidiaries) for the period ended
             December 31, 2002
99.4 Unaudited pro forma statement of operations of Thaon Communications, Inc., a Nevada corporation (including subsidiaries), and Practice Xpert Services Corp., a California corporation (including subsidiaries) for the period ended March 31, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Name of Registrant)

PRACTICEXPERT, INC.

Date:  August 14, 2003                           /s/ Jonathan Doctor
                                                 ----------------------
                                                 By: Jonathan Doctor
                                                 Its: CEO, Director